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                                                                   EXHIBIT 10.72

                               VOTING AGREEMENT

     This VOTING AGREEMENT, dated as of March __, 1998, is between and among RONALD E. ROARK, an individual with an office at 1251 Dublin Road, Columbus, Ohio 43215 ("Roark"), TUCKER HOLDING COMPANY, LTD., an Ohio limited liability company with an office at 1251 Dublin Road, Columbus, Ohio 43215 ("Tucker"), CONTIWEST CORPORATION, a Nevada corporation with an office at 277 Park Avenue, 38th Floor, New York, New York 10172 ("Conti"), and HARBERT EQUITY FUND I, L.L.C., a Georgia limited liability company with an office at One Riverchase Parkway South, Birmingham, Alabama 35244 ("Harbert").

                            W I T N E S S E T H :

          WHEREAS, Roark and Tucker (collectively, the "Tucker Parties") beneficially own shares of the Common Stock, par value $.01 per share (the "Stock"), of Crown NorthCorp, Inc., a Delaware corporation (the "Company"); and

          WHEREAS, Conti intends to acquire the Series BB Convertible Preferred Stock, par value $.01 per share, of the Company (the "Series BB Preferred Stock") pursuant to that certain Stock Purchase Agreement, dated as of even date herewith, between and among Conti and the Company (the "Stock Purchase Agreement"); and

          WHEREAS, Harbert beneficially owns shares of the Common Stock and the Series AA Convertible Preferred Stock, par value $.01 per share, of the Company (the "Series AA Preferred Stock"), and has rights to designate a number of individuals for election as directors of the Company pursuant to that certain Stock Purchase Agreement, dated as of March 7, 1997, between and among the Company and Harbert, as amended to date (as so amended, the "Harbert Stock Purchase Agreement") and pursuant to the Certificate of Designation establishing the Series AA Preferred Stock, as filed with the Secretary of State of the State of Delaware on January 21, 1988 (the "Series AA Certificate of Designation"); and

          WHEREAS, Harbert and the Roark Parties are parties to that certain Voting Agreement, dated as of March 7, 1997, between and among Harbert, Roark, and Tucker, as amended to date (as so amended, the "Harbert Voting Agreement"), whereby (i) each of the Tucker Parties has agreed, among other things, to vote its shares in accordance with the provisions of the Harbert Voting Agreement to more fully effectuate certain provisions of the Harbert Stock Purchase Agreement and the Series AA Certificate of Designation, under which Harbert is entitled to designate a number of individuals for election as directors of the Company, and for other purposes, and (ii) Harbert and its affiliates have agreed, among other things, to vote its shares in accordance with the provisions of the Harbert Voting Agreement for the continued election of Roark as a Director of the Company; and


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          WHEREAS, Conti desires that each of the Tucker Parties and Harbert agree to vote its shares in accordance with the provisions of this Agreement to more fully effectuate certain provisions of the Certificate of Designation establishing the Series BB Preferred Stock, as filed with the Secretary of State of the State of Delaware on March __, 1998 (the "Certificate of Designation"), under which Conti is entitled to designate one individual for election as a director of the Company; and

          WHEREAS, Harbert desires that Conti vote its shares in accordance with the provisions of this Agreement to more fully effectuate certain provisions of the Harbert Stock Purchase Agreement and the Series AA Certificate of Designation, under which Harbert is entitled to designate a number of individuals for election as a director of the Company; and

          WHEREAS, the Tucker Parties desire that Conti and its affiliates agree to vote their shares in accordance with the provisions of this Agreement for the continued election of Roark as a director of the Company;

          NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the adequacy, sufficiency, and receipt of which are hereby acknowledged, the parties agree as follows:

     SECTION 1.  DEFINED TERMS.   Capitalized terms used herein but not
otherwise defined herein shall have the meaning ascribed thereto in the Stock Purchase Agreement.

     SECTION 2. VOTING AGREEMENT OF THE TUCKER PARTIES WITH RESPECT TO CONTI. Each of the Tucker Parties, severally and not jointly, agrees:

                (a) To vote all shares of securities issued by the Company and entitled to vote in the election of directors ("Voting Securities") beneficially owned by him or it for the election of such nominee for election as a director of the Company as Conti is entitled to designate pursuant to the Certificate of Designation;

                (b) To cause (x) each of the members of Roark's immediate
                    family, (y) each entity controlled by any Tucker Party, and
                    (z) each trust of which Roark is a grantor (collectively, the "Roark Affiliates"), to vote all Voting Securities beneficially owned by him, her, or it for the election as a director of the Company of such nominee for election as a director of the Company as Conti is entitled to designate for nomination as such pursuant to the Certificate of Designation;


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                (c) In the event a director so designated for nomination by
                    Conti ceases to be a director for any reason before his term expires, to vote all shares of Voting Securities beneficially owned by him or it in favor of another person designated by Conti for election as a director of the Company to the extent Conti is then entitled to designate another person for election as a director of the Company pursuant to the Certificate of Designation; and

                (d) In the event a director of the Company so designated
                    for nomination by Conti ceases to be a director of the Company for any reason before his or her term expires, to cause each of the Roark Affiliates to vote all shares of Voting Securities owned by him, her, or it in favor of another individual designate for nomination by Conti for election as a director of the Company to the extent that Conti is then entitled to designated another person for election as a director of the Company pursuant to the Certificate of Designation.

     Notwithstanding the foregoing, however, to the extent that the Tucker Parties beneficially own, but collectively do not possess the sole power to vote or direct the voting of any such Voting Securities from time to time (the shares as to which the Tucker Parties do not so possess such voting power being referred to herein as "Non-Exclusive Tucker Shares"), they shall be obligated to use their reasonable commercial efforts to cause such Non-Exclusive Tucker Shares to be voted in compliance with the foregoing.

     SECTION 3. VOTING AGREEMENT OF CONTI WITH RESPECT TO ROARK. Conti agrees:

                (a) To vote all shares of Voting Securities beneficially
                    owned by it for the election of Roark as a director of the Company;

                (b) To cause each Person controlling it, controlled by it, or under common control with it (collectively, the "Conti Affiliates") to vote all shares of Voting Securities owned by him, her, or it for the election of Roark as a director of the Company;

                (c) In the event that Roark ceases to be a director for any reason before his term as such expires, to vote all shares of Voting Securities beneficially owned by it in favor of another individual nominated by Roark or, in the event of Roark's death or incapacity, his heirs, legatees, executors, successors, guardians, legal representatives, or administrators, as the case may be, beneficially owning at least a majority of the Voting Securities beneficially owned by Roark immediately


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                    prior to his death or incapacity, for election as a director of the Company; and

                (d) In the event that Roark ceases to be a director of the
                    Company for any reason before his term as such expires, to cause each of the Conti Affiliates to vote all shares of Voting Securities owned by him, her, or it in favor of another individual nominated by Roark or, in the event of Roark's death or incapacity, his heirs, legatees, executors, successors, guardians, legal representatives, or administrators, as the case may be, beneficially owning at least a majority of the Voting Securities beneficially owned by Roark immediately prior to his death or incapacity, for election as a director of the Company.

     Notwithstanding the foregoing, however, to the extent that Conti and the Conti Affiliates (collectively, the "Conti Parties") collectively beneficially own but do not possess the sole power to vote or direct the voting of any such Voting Securities from time to time (the shares as to which the Conti Parties do not so possess such voting power being referred to herein as "Non-Exclusive Conti Shares"), then Conti shall be obligated to use its reasonable commercial efforts to cause such Non-Exclusive Conti Shares to be voted in compliance with the foregoing.

     SECTION 4. VOTING AGREEMENT OF HARBERT WITH RESPECT TO CONTI. Harbert agrees:

                (a) To vote all shares of Voting Securities beneficially
                    owned by it for the election as a director of the Company of such nominee for election as a director of the Company as Conti is entitled to designate for nomination as such pursuant to the Certificate of Designation;

                (b) To cause each Person controlling it, controlled by it, or under common control with it (collectively, the "Harbert Affiliates") to vote all shares of Voting Securities beneficially owned by him, her, or it for the election as a director of the Company of such nominee for election as a director of the Company as Conti is entitled to designate for nomination as such pursuant to the Certificate of Designation;

                (c) In the event a director of the Company so designated
                    for nomination by Conti ceases to be a director of the Company for any reason before his or her term as such expires, to vote all shares of Voting Securities owned by it in favor of another individual designated for nomination by Conti for election as


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                    a director of the Company to the extent Conti is then
                    entitled to designate such other individual for nomination for election as a director of the Company pursuant to the Certificate of Designation; and

                (d) In the event a director of the Company so designated
                    for nomination by Conti ceases to be a director of the Company for any reason before his or her term as such expires, to cause each of the Harbert Affiliates to vote all shares of Voting Securities owned by him, her, or it in favor of another individual designated for nomination by Conti for election as a director of the Company to the extent Conti is then entitled to designate such other individual for nomination as a director of the Company pursuant to the Certificate of Designation.

          Notwithstanding the foregoing, however, to the extent that Harbert and the Harbert Affiliates collectively beneficially own but do not possess the sole power to vote or direct the voting of any such Voting Securities from time to time (the shares as to which Harbert and the Harbert Affiliates do not so possess such voting power being referred to herein as "Non-Exclusive Harbert Shares"), they shall be obligated to use their reasonable best efforts to cause such Non-Exclusive Harbert Shares to be voted in compliance with the foregoing.

     SECTION 5. VOTING AGREEMENT OF CONTI WITH RESPECT TO HARBERT. Conti agrees:

                (a) To vote all shares of Voting Securities beneficially
                    owned by it for the election as a director of the Company of such nominees for election as a director of the Company as Harbert is entitled to designate for nomination as such pursuant to the Harbert Stock Purchase Agreement, the Series AA Certificate of Designation, or both, as the case may be;

                (b) To cause each of the Conti Affiliates to vote all
                    shares of Voting Securities beneficially owned by him, her, or it for the election as a director of the Company of such nominees for election as a director of the Company as Harbert is entitled to designate for nomination as such pursuant to the Harbert Stock Purchase Agreement, the Series AA Certificate of Designation, or both, as the case may be;

                (c) In the event a director of the Company so designated
                    for nomination by Harbert ceases to be a director of the Company for any reason before his or her term as such expires, to vote all shares of Voting Securities owned by it in favor of another


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                    individual designated for nomination by Harbert for
                    election as a director of the Company to the extent Harbert is then entitled to designate such other individual for nomination for election as a director of the Company pursuant to the Harbert Stock Purchase Agreement or the Series AA Certificate of Designation, as the case may be; and

                (d) In the event a director of the Company so designated for nomination by Harbert ceases to be a director of the Company for any reason before his or her term as such expires, to cause each of the Conti Affiliates to vote all shares of Voting Securities owned by him, her, or it in favor of another individual designated for nomination by Harbert for election as a director of the Company to the extent Harbert is then entitled to designate such other individual for nomination as a director of the Company pursuant to the Harbert Stock Purchase Agreement or the Series AA Certificate of Designation, as the case may be.

          Notwithstanding the foregoing, however, to the extent that Conti and the Conti Affiliates collectively beneficially own but do not possess the sole power to vote or direct the voting of any such Voting Securities from time to time , they shall be obligated to use their reasonable commercial efforts to cause such Non-Exclusive Conti Shares to be voted in compliance with the foregoing.

     SECTION 6. LEGENDS. Within thirty days after (i) with respect to Voting Securities currently beneficially owned by them, the date hereof, and
(ii) with respect to Voting Securities of which they subsequently acquire beneficial ownership, the date of such acquisition, the Tucker Parties, Conti, and Harbert will, and the Tucker Parties will cause the Roark Affiliates to, and Conti will cause the Conti Affiliates to, and Harbert will cause the Harbert Affiliates to, deliver certificates representing the Voting Securities beneficially owned by them to the Company for imprinting with the following legend (which legend shall be removed, with respect to any of such Voting Securities, upon the sale, assignment, or other transfer of such Voting Securities to a Person not subject to the purview of this Agreement):

          "The shares of such Voting Securities represented by this certificate are subject to restrictions on voting, as provided in a Voting Agreement dated as of March __, 1998, between and among ContiWest Corporation, Tucker Holding Company, Ltd., Ronald E. Roark, and Harbert Equity Fund I, L.L.C., a copy of which is on file with the Secretary of the Company."

     SECTION 7. SECRETARY TO RETAIN COPY. A copy of this Agreement shall be filed with the Secretary of the Company.


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     SECTION 8.  STOCK CHANGES.  The provisions of this Agreement shall be deemed to apply equally to any share of Stock or other securities distributed in respect of shares of Stock.

     SECTION 9. FURTHER ACTIONS. At any time and from time to time each party agrees, at its or his expense, to take such actions and to execute and deliver such documents as may be reasonably necessary to effectuate the purposes of this Agreement.

     SECTION 10. AVAILABILITY OF EQUITABLE REMEDIES. Since a breach of the provisions of this Agreement could not adequately be compensated by money damages, any party shall be entitled, in addition to any other right or remedy available to him, to an injunction restraining such breach or a threatened breach and to specific performance of any such provision of this Agreement, and in either case no bond or other security shall be required in connection therewith, and the parties hereby consent to such injunction and to the ordering of specific performance.

     SECTION 11. MODIFICATION. This Agreement sets forth the entire understanding of the parties with respect to the subject matter hereof and supersedes all existing agreements among them concerning such subject matter (except for the Harbert Voting Agreement), and may be modified only by a written instrument duly executed by each party.

     SECTION 12. NOTICES. Any notice or other communication required or permitted to be given hereunder shall be in writing and shall be mailed by certified mail, return receipt requested or delivered against receipt to the party to whom it is to be given at the address of such party set forth in the preamble to this Agreement. Except as otherwise specifically provided in this Agreement, any notice given by certified mail shall be deemed given at the time of certification thereof except for a notice changing a party's address which shall be deemed given at the time of receipt thereof.

     SECTION 13. WAIVER. Any waiver by any party of a breach of any provision of this Agreement shall not operate as or be construed to be a waiver of any other breach of such provision or of any breach of any other provision of this Agreement. The failure of a party to insist upon strict adherence to any term of this Agreement on one or more occasions shall not be considered a waiver or deprive that party of the right thereafter to insist upon strict adherence to that term or any other term of this Agreement. Any waiver must be in writing.

     SECTION 14. BINDING EFFECT. The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and the respective successors and assigns of the corporate parties hereto and the respective assigns, heirs, and personal representatives of the individual parties hereto.

     SECTION 15. NO THIRD PARTY BENEFICIARIES. This Agreement does not create, and shall not be construed as creating, any rights enforceable by any person not a party to this Agreement.


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     SECTION 16.  SEPARABILITY.  If any provision of this Agreement is invalid, illegal, or unenforceable, the balance of this Agreement shall remain in effect, and if any provision is inapplicable to any person or circumstance, it shall nevertheless remain applicable to all other persons and circumstances.

     SECTION 17. HEADINGS. The headings in this Agreement are solely for convenience of reference and shall be given no effect in the construction or interpretation of this Agreement.

     SECTION 18. PRONOUNS. Any masculine personal pronoun shall be considered to mean the corresponding feminine or neuter personal pronoun, as the context requires.

     SECTION 19. COUNTERPARTS; GOVERNING LAW. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. It shall be governed by and construed in accordance with the laws of the State of Delaware, without giving effect to conflict of laws.


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          IN WITNESS WHEREOF, the parties have duly executed this Agreement as of the date first written above.

                                       TUCKER HOLDING COMPANY, LTD.

                                       By: /s/ Ronald E. Roark
                                          ------------------------------------
                                       Name: Ronald E. Roark
                                       Title: Managing Member


                                       /s/ Ronald E. Roark
                                       ---------------------------------------
                                       RONALD E. ROARK


                                       CONTIWEST CORPORATION



                                       By: /s/ Peter Abeles
                                          ------------------------------------
                                       Name: Peter Abeles
                                       Title: President


                                       By: /s/ Robert E. Riedl
                                          ------------------------------------
                                       Name: Robert E. Riedl
                                       Title: Vice President, Treasurer
                                              & Secretary

                                       HARBERT EQUITY FUND I, L.L.C.
                                       BY:  HARBERT MANAGEMENT CORPORATION,
                                            MANAGER


                                       By: /s/ Michael D. Luce
                                          ------------------------------------
                                       Name: Michael D. Luce
                                       Title: Executive Vice President & CFO


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                                March __, 1998

Crown NorthCorp, Inc.
1251 Dublin Road
Columbus, Ohio 43215

Ladies and Gentlemen:

     As you know, we have the right to nominate one individual for election as a director of Crown NorthCorp, Inc., a Delaware corporation (the "Company"), pursuant to the Certificate of Designation establishing the Series BB Convertible Preferred Stock, par value $.01 per share, of the Company, as filed with the Secretary of State of the State of Delaware on March __, 1998 (the "Certificate of Designation"). We hereby agree to nominate Scott M. Mannes for election as a director of the Company pursuant to the Certificate of Designation from and after the date hereof until we have appointed in writing a successor to replace Mr. Mannes, for so long as
(i) we are so entitled to nominate an individual for election as a Director of the Company pursuant to the Certificate of Designation, and (ii) Mr. Mannes is not disqualified from such nomination pursuant to the Certificate of Designation.


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Crown NorthCorp, Inc.
Page Two
March __, 1998

     Moreover, at the time when we are no longer entitled to nominate one individual for election as a director of the Company pursuant to the Certificate of Designation, we agree to promptly cause any individual so nominated by us who then is serving as a director of the Company to promptly resign as a director of the Company.

                                       CONTIWEST CORPORATION


                                       By:
                                          ------------------------------------
                                       Name:
                                       Title:  Authorized Signatory


                                       By:
                                          ------------------------------------
                                       Name:
                                       Title:  Authorized Signatory